                                                                   EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in Flextronics International Ltd.'s Current Report on Form 8-K dated June 12, 2000, into the Company's previously filed Registration Statements No.'s 333-87139 and 333-87601 on Form S-3 and Registration Statement No.'s 333-42255, 333-71049, 333-95189, 333-34016 and
333-34698 on Form S-8.




                                         ARTHUR ANDERSEN LLP

San Jose, California
June 12, 2000